UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    October 29, 2007

PLY GEM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-114041	20-0645710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 PLATTE CLAY WAY KEARNEY, MISSOURI	64060
(Address of principal executive offices)	(Zip Code)

(800) 800-2244
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 8.01  Other Events

On October 29, 2007, the Governor of North Carolina issued a press release announcing that the corporate headquarters for Ply Gem Industries, Inc. will be relocated to North Carolina in 2008.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01                                FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired. Not applicable
(b)	Pro forma financial information. Not applicable
(c)	Exhibits

Exhibit	Description
99.1	Press Release dated October 29, 2007

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 29, 2007

PLY GEM HOLDINGS, INC.

By:                  /s/ Shawn K. Poe

Name: Shawn K. Poe

Title:Vice President, Chief Financial Officer,

Treasurer and Secretary